U. S. Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15[d] of the Securities Exchange Act

December 19, 2006

Date of Report

[Date of Earliest Event Reported]

Commission File No. 0-30955

KENTEX PETROLEUM, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	87-0645378
(State or Other Jurisdiction of	(I.R.S. Employer I.D. No.)
incorporation or organization)

4685 S. Highland Drive, Suite #202

Salt Lake City, Utah 84117

(Address of Principal Executive Offices)

(801) 278-9424

(Telephone Number)

N/A

(Former name or Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 19, 2006, the Company executed a Letter of Intent to acquire Northern Oil and Gas, Inc., a Nevada corporation ("Northern"), and issued a Press Release in that respect on December 19, 2006. The Press Release is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Description

Exhibit No.

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99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

KENTEX PETROLEUM, INC.

Date:	12/21/06	By:	/s/Sarah E. Jenson
Sarah E. Jenson, President and Director

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